SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, John Smoke Wallin, do make, constitute and appoint James E. LaCrosse, the Chairman, Chief Executive Officer, and President of National Wine & Spirits, Inc., as my true and lawful attorney for me and in my name, as follows:

     1. I authorize said attorney-in-fact to specifically execute in my name and on my behalf the Form 10-K for National Wine & Spirits, Inc. for the fiscal year ended March 31, 2000, and to file said Form 10-K, and all amendments thereto, with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549, and all other written instruments and documents related to said Form 10-K which my said attorney-in-fact deems necessary or proper to effectuate specifically the execution and delivery of said Form 10-K with the same validity as I could, if personally present, and I hereby ratify and affirm all acts that my said attorney-in-fact shall do by virtue of this Power of Attorney.

     2. All rights, powers and authority of said attorney-in-fact to execute any and all of the specific rights and powers herein granted shall commence and be in full force and effect on the date set forth below, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on this 27th day of June, 2000.


                                             /s/ John Smoke Wallin
                                           -------------------------------------
                                           Signature

                                                 John Smoke Wallin
                                           -------------------------------------
                                           Printed Name

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Martin H. Bart, do make, constitute and appoint James E. LaCrosse, the Chairman, Chief Executive Officer, and President of National Wine & Spirits, Inc., as my true and lawful attorney for me and in my name, as follows:

     1. I authorize said attorney-in-fact to specifically execute in my name and on my behalf the Form 10-K for National Wine & Spirits, Inc. for the fiscal year ended March 31, 2000, and to file said Form 10-K, and all amendments thereto, with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549, and all other written instruments and documents related to said Form 10-K which my said attorney-in-fact deems necessary or proper to effectuate specifically the execution and delivery of said Form 10-K with the same validity as I could, if personally present, and I hereby ratify and affirm all acts that my said attorney-in-fact shall do by virtue of this Power of Attorney.

     2. All rights, powers and authority of said attorney-in-fact to execute any and all of the specific rights and powers herein granted shall commence and be in full force and effect on the date set forth below, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on this 27th day of June, 2000.


                                             /s/ Martin H. Bart
                                           -------------------------------------
                                           Signature

                                                 Martin H. Bart
                                           -------------------------------------
                                           Printed Name

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Percy N. Stone, do make, constitute and appoint James E. LaCrosse, the Chairman, Chief Executive Officer, and President of National Wine & Spirits, Inc., as my true and lawful attorney for me and in my name, as follows:

     1. I authorize said attorney-in-fact to specifically execute in my name and on my behalf the Form 10-K for National Wine & Spirits, Inc. for the fiscal year ended March 31, 2000, and to file said Form 10-K, and all amendments thereto, with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549, and all other written instruments and documents related to said Form 10-K which my said attorney-in-fact deems necessary or proper to effectuate specifically the execution and delivery of said Form 10-K with the same validity as I could, if personally present, and I hereby ratify and affirm all acts that my said attorney-in-fact shall do by virtue of this Power of Attorney.

     2. All rights, powers and authority of said attorney-in-fact to execute any and all of the specific rights and powers herein granted shall commence and be in full force and effect on the date set forth below, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on this 26th day of June, 2000.



                                             /s/ Percy N. Stone
                                           -------------------------------------
                                           Signature

                                                 Percy N. Stone
                                           -------------------------------------
                                           Printed Name

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, James R. Beck, do make, constitute and appoint James E. LaCrosse, the Chairman, Chief Executive Officer, and President of National Wine & Spirits, Inc., as my true and lawful attorney for me and in my name, as follows:

     1. I authorize said attorney-in-fact to specifically execute in my name and on my behalf the Form 10-K for National Wine & Spirits, Inc. for the fiscal year ended March 31, 2000, and to file said Form 10-K, and all amendments thereto, with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549, and all other written instruments and documents related to said Form 10-K which my said attorney-in-fact deems necessary or proper to effectuate specifically the execution and delivery of said Form 10-K with the same validity as I could, if personally present, and I hereby ratify and affirm all acts that my said attorney-in-fact shall do by virtue of this Power of Attorney.

     2. All rights, powers and authority of said attorney-in-fact to execute any and all of the specific rights and powers herein granted shall commence and be in full force and effect on the date set forth below, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on this 27th day of June, 2000.


                                             /s/ James R. Beck
                                           -------------------------------------
                                           Signature

                                                 James R. Beck
                                           -------------------------------------
                                           Printed Name

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Norma M. Johnston, do make, constitute and appoint James E. LaCrosse, the Chairman, Chief Executive Officer, and President of National Wine & Spirits, Inc., as my true and lawful attorney for me and in my name, as follows:

     1. I authorize said attorney-in-fact to specifically execute in my name and on my behalf the Form 10-K for National Wine & Spirits, Inc. for the fiscal year ended March 31, 2000, and to file said Form 10-K, and all amendments thereto, with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549, and all other written instruments and documents related to said Form 10-K which my said attorney-in-fact deems necessary or proper to effectuate specifically the execution and delivery of said Form 10-K with the same validity as I could, if personally present, and I hereby ratify and affirm all acts that my said attorney-in-fact shall do by virtue of this Power of Attorney.

     2. All rights, powers and authority of said attorney-in-fact to execute any and all of the specific rights and powers herein granted shall commence and be in full force and effect on the date set forth below, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on this 26th day of June, 2000.


                                             /s/ Norma M. Johnston
                                           -------------------------------------
                                           Signature

                                                 Norma M. Johnston
                                           -------------------------------------
                                           Printed Name

                           SPECIFIC POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Catherine M. LaCrosse, do make, constitute and appoint James E. LaCrosse, the Chairman, Chief Executive Officer, and President of National Wine & Spirits, Inc., as my true and lawful attorney for me and in my name, as follows:

     1. I authorize said attorney-in-fact to specifically execute in my name and on my behalf the Form 10-K for National Wine & Spirits, Inc. for the fiscal year ended March 31, 2000, and to file said Form 10-K, and all amendments thereto, with the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549, and all other written instruments and documents related to said Form 10-K which my said attorney-in-fact deems necessary or proper to effectuate specifically the execution and delivery of said Form 10-K with the same validity as I could, if personally present, and I hereby ratify and affirm all acts that my said attorney-in-fact shall do by virtue of this Power of Attorney.

     2. All rights, powers and authority of said attorney-in-fact to execute any and all of the specific rights and powers herein granted shall commence and be in full force and effect on the date set forth below, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

     3. I give to said attorney-in-fact full power and authority to appoint a substitute to perform all of the acts that said attorney-in-fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal on this 23rd day of June, 2000.


                                             /s/ Catherine M. LaCrosse
                                           -------------------------------------
                                           Signature

                                                 Catherine M. LaCrosse
                                           -------------------------------------
                                           Printed Name